                             Letter of Transmittal
                        To Tender Shares of Common Stock
                                       of
                                   BOLLE INC.
                                       at
                              $5.25 Net Per Share
                                       by
                            SHADE ACQUISITION, INC.

                          a wholly owned subsidiary of
                     WORLDWIDE SPORTS AND RECREATION, INC.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,NEW YORK CITY
             TIME, ON JANUARY 4, 2000 UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

        By Hand:

                                    By Mail:

                                                        By Overnight Courier:

   First Chicago Trust
         Company
                    First Chicago Trust Company of New York
                                                         First Chicago Trust
                          Attention: Corporate Actions         Company
       of New York                 Suite 4660                of New York
  Attention: Corporate           P.O. Box 2565          Attention: Corporate
         Actions           Jersey City, NJ 07303-2565          Actions
 c/o Securities Transfer                                     Suite 4660
 and Reporting Services                               525 Washington Boulevard
          Inc.                                          Jersey City, NJ 07310
  100 William Street--
        Galleria
   New York, NY 10038

          By Facsimile Transmission (For Eligible Institutions Only):

                                 (201) 324-3402
                                       or
                                 (201) 324-3403

                Confirm Receipt of Facsimile by Telephone Only:

                                 (201) 222-4707

                             For Information Call:

                                 (800) 251-4215

                               ----------------

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery is to be made by book-entry transfer to an account maintained by the Depositary at a Book-Entry Transfer Facility, as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates for Shares are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), may tender their Shares in accordance with the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

                        DESCRIPTION OF SHARES TENDERED

-------------------------------------------------------------------------------

 Name(s) and Address(es) of Registered Owner(s)
                (Please fill in
   if blank, exactly as name(s) appear(s) on               Shares Tendered
                certificate(s))                 (Attach additional list if necessary)

-------------------------------------------------------------------------------

                   Total Number of
                  Shares Represented   Number
     Certificate          by          of Shares
     Number(s)(1) Certificate(s)(1)  Tendered(2)
                                          ------
                                          ------
                                          ------
                                          ------
                                          ------
     Total Shares

-------------------------------------------------------------------------------
 (1) Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.


[_]CHECK HERE IF A CERTIFICATE HAS BEEN LOST OR MUTILATED. SEE INSTRUCTION 11.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF ANY BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution ______________________________________________

   Account Number at The Depository Trust Company _____________________________

   Transaction Code Number ____________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s) _____________________________________________

   Date of Execution of Notice of Guaranteed Delivery _________________________

   Name of Institution which Guaranteed Delivery ______________________________

   If delivered by book-entry transfer:

   Name of Tendering Institution ______________________________________________

   Account Number at The Depository Trust Company _____________________________

   Transaction Code Number ____________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Shade Acquisition, Inc., a Delaware corporation ("Acquisition Sub") and a wholly owned subsidiary of Worldwide Sports and Recreation, Inc., a Delaware corporation ("Purchaser"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of Bolle Inc., a Delaware corporation (the "Company"), pursuant to the Offer to Purchase, dated December 2, 1999 (the "Offer to Purchase"), all of the outstanding Shares at a price of $5.25 per Share, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

   On the terms and subject to the conditions of the Offer (including the conditions set forth in Section 14 of the Offer to Purchase and together with, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Acquisition Sub, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after December 2, 1999 (collectively,"Distributions"), and appoints First Chicago Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such stockholder's rights with respect to such Shares (and any Distributions) (a) to deliver such Share Certificates (as defined herein) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Acquisition Sub, (b) to present such Shares (and any Distributions) for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

   The undersigned hereby irrevocably appoints the designees of Acquisition Sub, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered hereby which have been accepted for payment by Acquisition Sub and with respect to any Distributions. The designees of Acquisition Sub will, with respect to the Shares (and any associated Distributions) for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company's stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Acquisition Sub deposits the payment for such Shares with the Depositary. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any associated Distributions) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Acquisition Sub reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Acquisition Sub's acceptance for payment of such Shares, Acquisition Sub must be able to exercise full voting rights with respect to such Shares (and any associated Distributions), including voting at any meeting of stockholders.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and, when the same are accepted for payment by Acquisition Sub, Acquisition Sub will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Acquisition Sub to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Acquisition Sub any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Acquisition Sub shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire Offer Price or deduct from the Offer Price the amount or value thereof, as determined by Acquisition Sub in its sole discretion.

   No authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The undersigned understands that the valid tender of Shares pursuant to one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and Acquisition Sub upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Acquisition Sub may not be required to accept for payment any of the Shares tendered hereby.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Offer Price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Offer Price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the Offer Price and/or issue any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)             (See Instructions 5 and 7)


 To be completed ONLY if                   To be completed ONLY if
 certificate(s) for Shares not             certificate(s) for Shares not
 tendered or not accepted for              tendered or not accepted for
 payment and/or the check for the          payment and/or the check for the
 purchase price of Shares accepted         purchase price of Shares accepted
 for payment are to be issued in           for payment are to be sent to
 the name of someone other than the        someone other than the undersigned
 undersigned                               at an address other than that
                                           shown above.


 Issue: [_] Check [_]
 Certificate(s) to:

 Name: _____________________________       Deliver: [_] Check [_]
           (Please Print)                  Certificate(s) to:


 Address: __________________________       Name: _____________________________
 -----------------------------------                 (Please Print)

         (Include Zip Code)
 -----------------------------------       Address: __________________________
    (Tax Identification or Social          -----------------------------------
            Security No.)                          (Include Zip Code)
                                           -----------------------------------

                                              (Tax Identification or Social
                                                      Security No.)

                                   IMPORTANT
                                   SIGN HERE
                   (also complete Substitute Form W-9 Below)

 (Signature(s) of Holder(s)) _______________________________________________

 Dated:    ,

 (Must be signed by registered owner(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

 Name(s) ___________________________________________________________________
                                 (Please Print)

 Address ___________________________________________________________________
 ---------------------------------------------------------------------------
                              (Including Zip Code)

 Capacity (Full Title) _____________________________________________________
 ---------------------------------------------------------------------------
     Area Code and Telephone No.
                              Tax Identification or Social Security No.

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

 Authorized Signature ______________________________________________________

 Name ______________________________________________________________________
                             (Please Type or Print)

 Address ___________________________________________________________________
                              (Including Zip Code)

 Full Title and Name of Firm _______________________________________________

 Dated:    ,

                                  INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

   1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owners (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

   2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and all other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase).

   Stockholders whose certificates for Shares are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary prior to the Expiration Date; and (iii) Share Certificates or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

   If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

   THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

   4. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owners of the Shares tendered hereby, the signature must correspond with the names as written on the face of the certificates without alteration, enlargement or any other change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Parent of their authority so to act must be submitted.

   If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered owner of the certificates(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case signed exactly as the name or names of the registered owner or holders appears on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the Offer Price is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner or such person) payable on account of the transfer to such person will be deducted from the Offer Price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

   7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

   8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its telephone numbers and addresses set forth below or from your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent.

   9. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax backup withholding on the payment of the Offer Price. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the Offer Price thereafter until a TIN is provided to the Depositary.

   10. Waiver of Conditions. The conditions of the Offer may be waived by Purchaser (subject to certain limitations), in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

   11. Lost or Destroyed Certificates. If any certificate(s) representing Shares has been lost or destroyed, the holder should promptly notify the Company's Transfer Agent. The holder will then be instructed as to the procedure to be followed in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

   Important: This Letter of Transmittal or a manually signed facsimile thereof (together with Share certificates or confirmation of book-entry transfer and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

   Under the federal income tax law, a stockholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below and to certify that such TIN is correct (or that such stockholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is his or her social security number. If a stockholder fails to provide a TIN to the Depositary, such stockholder maybe subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31% (see below).

   Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must generally submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If with holding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

   The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certification of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If a stockholder's TIN is provided to the Depositary within 60 days of the date of the Substitute Form W-9, payment will be made to such stockholder without the imposition of backup withholding. If a stockholder's TIN is not provided to the Depositary within such 60-day period, the Depositary will make such payment, subject to backup withholding.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments made to a stockholder whose tendered Shares are accepted for purchase, the stockholder is required to notify the Depositary of its correct TIN by completing Substitute Form W-9 certifying that the TIN provided on such Form is correct (or that such stockholder is awaiting a TIN, in which case the stockholder should check the box in Part 3 of the Substitute Form W-9) and that (A) such stockholder is exempt from backup withholding, (B) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. The stockholder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

   Alternatively, a stockholder that qualifies as an exempt recipient (other than a stockholder required to complete Form W-8 as described above) should write "Exempt" in Part 1 of the Substitute Form W-9, enter its correct TIN and sign and date such Form where indicated.

What Number to Give the Depositary

   The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (See Instruction 9)
                 PAYER: FIRST CHICAGO TRUST COMPANY OF NEW YORK


                     Part 1 -- PLEASE PROVIDE      Social security number OR
                     YOUR TIN IN THE BOX AT         Employer identification
 SUBSTITUTE          RIGHT AND CERTIFY BY                   number
                     SIGNING AND DATING BELOW.

 Form W-9
 Department of the                                ---------------------------
 Treasury

 Internal Revenue   ------------------------------------------------------------
 Service

                     Part 2 -- Certification -- Under penalties of perjury, I certify that:

 Payer's Request
 for                 (1) The number shown on this form is my correct Taxpayer
 Taxpayer            Identification Number (or I am waiting for a number to
 Identification      be issued to me); and
 Number (TIN)        (2) I am not subject to backup withholding because (i) I
                     am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

                    ------------------------------------------------------------

                     Certification Instructions -- You must
                     cross out item (2) in Part 2 above if
                     you have been notified by the IRS that
                     you are subject to backup withholding
                     because of under-reporting interest or
                     dividends on your tax return. However,
                     if after being notified by the IRS that
                     you were subject to backup withholding
                     you received another notification from
                     the IRS stating that you are no longer       Part 3 --
                     subject to backup withholding, do not
                     cross out item (2).

                                                                   Awaiting

                                                                   TIN [_]
                     SIGNATURE _______________________________

                     DATE ____________________________________

                     NAME (Please Print) _____________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the Depositary.

 ___________________________________     ___________________________________
              Signature                                 Date

 ___________________________________
         Name (Please Print)

   Manually signed facsimile copies of this Letter of Transmittal will be accepted. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                                                        By Overnight Courier:
        By Hand:                    By Mail:



                                                         First Chicago Trust
   First Chicago Trust    First Chicago Trust Company          Company
         Company                  of New York                of New York
       of New York        Attention: Corporate Actions  Attention: Corporate
  Attention: Corporate             Suite 4660                  Actions
         Actions                 P.O. Box 2565               Suite 4680
 c/o Securities Transfer   Jersey City, NJ 07303-2565    14 Wall Street, 8th
 and Reporting Services                                         Floor
          Inc.                                           New York, NY 10005
  100 William Street--
        Galleria
   New York, NY 10038

                           By Facsimile Transmission
                       (For Eligible Institutions Only):

                        (201) 324-3402 or (201) 324-3403

                          Confirm Receipt of Facsimile
                               by Telephone Only:

                                 (201) 222-4707

                             For Information Call:

                                 (800) 251-4215

                               ----------------

       DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS
      SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A
        NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID
                          DELIVERY TO THE DEPOSITARY.

   Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at its telephone numbers and address listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.

                           445 Park Avenue, 5th Floor
                               New York, NY 10022
                          Call Collect (212) 754-8000
                     Banks and Brokerage Firms Please Call:
                                 (800) 662-5200

                    Shareholders Please Call: (800) 566-9061

December 2, 1999